UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LSI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
LSI Corporation Annual Meeting of Stockholders to be held on May 12, 2010

LSI CORPORATION
1110 AMERICAN PARKWAY NE
ROOM 12K-301
ALLENTOWN, PA 18109

Meeting Information
LSI Corporation Annual Meeting of Stockholders
For holders as of:   March 16, 2010
Date:  May 12, 2010    Time:  9:00 a.m. PDT

Location:	LSI Corporation 1621 Barber Lane Milpitas, CA 95035
You are receiving this notice because you are a stockholder of LSI.
This is not a proxy card. You cannot vote by sending this notice back to us. This notice presents only an overview of the more complete proxy materials. You may view the proxy materials online at www.lsiproxy.com or easily request a paper copy by following the instructions on the other side of this sheet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the other side of this sheet for information about how to obtain proxy materials and for voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials or Request a Paper Copy
The following materials are available in connection with our annual meeting:
Letter to Stockholders         Proxy Statement        Annual Report on Form 10-K
How to View Online:
Visit: www.lsiproxy.com
How to Request a PAPER or E-MAIL Copy:
If you want a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make your request on or before April 28, 2010.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.
Vote By Phone: You can find instructions for voting by phone in the Proxy Statement.
Vote In Person: You can vote in person at the annual meeting. You can obtain directions to the meeting at www.lsiproxy.com. Please bring this notice - it will act as your admission ticket. We will provide a ballot you can use to vote at the meeting.

Voting Items

At the annual meeting, stockholders will be voting on
the following matters:

1.	The election of directors. The nominees are:		2. To ratify the Audit Committee’s selection of our independent auditors for 2010.

	1a.	Charles A. Haggerty

	1b.	Richard S. Hill

	1c.	John H.F. Miner	3. To approve our amended 2003 Equity Incentive Plan.

	1d.	Arun Netravali

	1e.	Matthew J. O’Rourke	4. To approve our amended Employee Stock Purchase Plan.

	1f.	Gregorio Reyes

	1g.	Michael G. Strachan

	1h.	Abhijit Y. Talwalkar

	1i.	Susan M. Whitney

The Board of Directors recommends a vote FOR each nominee named on this sheet and FOR proposals 2, 3 and 4.